Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended April 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$705,888
Unrealized Gain (Loss) on Market Value of Futures	17,558,028
Interest Income	703,593
ETF Transaction Fees	4,200
Total Income (Loss)	$18,971,709

Expenses
Management Fees	$389,600
Professional Fees	54,751
Brokerage Commissions	23,841
Non-interested Directors' Fees and Expenses	5,032
Total Expenses	$473,224
Net Income (Loss)	$18,498,485

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/18	$559,573,914
Additions (1,100,000 Shares)	47,480,251
Withdrawals (50,000 Shares)	(2,176,579)
Net Income (Loss)	18,498,485

Net Asset Value End of Month	$623,376,071
Net Asset Value Per Share (14,150,000 Shares)	$44.05

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended April 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(98,825)
Unrealized Gain (Loss) on Market Value of Futures	187,613
Interest Income	14,931
ETF Transaction Fees	700
Total Income (Loss)	$104,419

Expenses
Management Fees	$6,380
Professional Fees	3,556
Brokerage Commissions	294
Non-interested Directors' Fees and Expenses	101
Total Expenses	10,331
Expense Waiver	(2,485)
Net Expenses	$7,846
Net Income (Loss)	$96,573

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/18	$11,578,356
Additions (50,000 Shares)	1,000,899
Withdrawals (100,000 Shares)	(1,947,970)
Net Income (Loss)	96,573

Net Asset Value End of Month	$10,727,858
Net Asset Value Per Share (550,000 Shares)	$19.51

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended April 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(1,483)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(32)
Unrealized Gain (Loss) on Market Value of Futures	44,271
Interest Income	2,260
Total Income (Loss)	$45,016

Expenses
Management Fees	$933
Professional Fees	3,554
Brokerage Commissions	33
Non-interested Directors' Fees and Expenses	15
Total Expenses	4,535
Expense Waiver	(3,430)
Net Expenses	$1,105
Net Income (Loss)	$43,911

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/18	$1,734,173
Net Income (Loss)	43,911

Net Asset Value End of Month	$1,778,084
Net Asset Value Per Share (100,000 Shares)	$17.78

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended April 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$605,580
Realized Trading Gain (Loss) on Foreign Currency Transactions	(32)
Unrealized Gain (Loss) on Market Value of Futures	17,789,912
Interest Income	720,784
ETF Transaction Fees	4,900
Total Income (Loss)	$19,121,144

Expenses
Management Fees	$396,913
Professional Fees	61,861
Brokerage Commissions	24,168
Non-interested Directors' Fees and Expenses	5,148
Total Expenses	488,090
Expense Waiver	(5,915)
Net Expenses	$482,175
Net Income (Loss)	$18,638,969

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/18	$572,886,443
Additions (1,150,000 Shares)	48,481,150
Withdrawals (150,000 Shares)	(4,124,549)
Net Income (Loss)	18,638,969

Net Asset Value End of Month	$635,882,013

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612